SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Health Care Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s  prospectus:

Leefin Lai, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2001.

Thomas E. Bucher, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

Leefin Lai, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2001.
•	Joined Deutsche Asset Management in 2001.

•	Previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

•	Over 18 years of investment industry experience.

•	MBA, University of Illinois.

Thomas E. Bucher, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.
•	Joined Deutsche Asset Management in 1995.

•	Portfolio Manager for global health care and infrastructure based in Frankfurt, Germany.

•	Previously served as analyst and portfolio manager for different European sectors and Eastern European equities. Also, served as a consultant to the Advisor regarding the fund from 2002–2010

•	MA in economics, University of Tuebingen, Germany.

Please Retain This Supplement for Future Reference
February 1, 2011
PROSTKR-39